Exhibit 99.2

Contact: Kenneth P. Cherven, President/CEO
(727) 520-0987	January 4, 2010

NEWS RELEASE

First Community Bank Corporation of America Announces Initial Sale of $6.2 Million of Units In

Public Offering and Contribution of Proceeds to First Community Bank of America

Pinellas Park, Florida — First Community Bank Corporation of America (Nasdaq: FCFL) (the “Company” or “First Community”) today announced that it had sold $6.2 million of Units through its previously announced public offering. The Company contributed all of the proceeds from these sales as equity capital to its wholly-owned subsidiary, First Community Bank of America (the “Bank”) on December 31, 2009.

The Company previously announced a public offering of 600,000 Units (the “Offering”) at $33.33 per Unit to all existing Company shareholders and others. Each of the Units consists of (a) one share of 10.00% cumulative convertible perpetual preferred stock, Series B, par value $0.01 with a liquidation preference of $25.00 per share (“Convertible Preferred Stock”) and (b) 4.165 shares of the Company’s common stock, par value $0.05 per share (“Common Stock”). Each share of Convertible Preferred Stock is convertible into 10 shares of Company Common Stock, subject to adjustment as described in the prospectus. Raymond James & Associates, Inc. is acting as placement agent in connection with the Offering.

The Offering is continuing, and the Company intends to continue to close sales of the Units offered on an on-going basis.

A registration statement relating to shares of the Company’s common stock to be sold in the offering has been filed with the Securities and Exchange Commission and has become effective. The registration statement on Form S-1 and the prospectus may be accessed through the SEC’s website at www.sec.gov or from the Company. Alternatively, copies of the prospectus relating to the Offering may be obtained from Raymond James & Associates, Inc. at 880 Carillon Parkway, St. Petersburg, FL 33716. Existing Company shareholders or interested investors who have questions regarding the Offering should contact Mike Lauder or Mike Acampora of Raymond James & Associates, Inc. at 1-800-363-9652.

First Community currently operates 11 banking offices along the West coast of Florida. The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “FCFL”.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements made herein, including those relating to the amount and use of proceeds from the Offering, are “forward-looking statements” within the meaning and protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements.

Press Release

January 4, 2010

Words such as “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intends,” “plan,” “project,” “assume,” “indicate,” “continue,” “target,” “goal,” and similar words or expressions of the future are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements.

All written and oral forward-looking statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2008 and in our other periodic reports filed with the SEC and in the prospectus dated December 30, 2009 related to the Offering under “Forward-Looking Statements” and “Risk Factors,” and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.

***

This Press Release is not an offer to sell nor a solicitation of an offer to purchase any securities. The Units are offered only in those jurisdictions where permitted, and only by the prospectus relating to the Offering, which should be read carefully before investing.